Exhibit 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Commercial Capital Bancorp, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 16th day of March, 2006.

COMMERCIAL CAPITAL BANCORP, INC.
(“Company”)

/s/ STEPHEN H. GORDON
Stephen H. Gordon
Chief Executive Officer

/s/ JAMES H. LEONETTI
James H. Leonetti
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.